PREFERENCE SHARES	12 Months Ended
Dec. 31, 2012
Preference Shares [Abstract]
Preferred Stock [Text Block]
18.	PREFERENCE SHARES

The Company is authorized to issue 781,250 shares of preference shares with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

As detailed in Note 1, in March 2011, in connection with the consummation of the transactions contemplated by the Share Exchange Agreement, the Company issued 104,572 preference shares to one of the Victor Score Stockholders. Each share of these preference shares have 100 ordinary shares voting right and is convertible 100 ordinary shares. On May 16, 2011, immediately following the approval of a one-for-two reverse stock split, the preference shares were converted into 10,457,195 ordinary shares of the Company. There was no preference share issued and outstanding as of December 31, 2012 and 2011.